                                                                   Exhibit 10.29



Exhibit 10.29 to Registration Statement on           CONFIDENTIAL INFORMATION
Form S-4 of RSL Communications PLC                   OMITTED WHERE INDICATED BY
and RSL Communications, Ltd.                         "[*]" AND FILED SEPARATELY
                                                     WITH THE COMMISSION
                                                     PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT
                                                     UNDER RULE 406 OF THE
                                                     SECURITIES ACT OF 1933

                          TRANSITION SERVICES AGREEMENT

      THIS TRANSITION SERVICES AGREEMENT (this "Agreement") is entered into this 8th day of May, 1996, by and between SPRINT COMMUNICATIONS COMPANY L.P., a Delaware limited partnership ("Sprint LP"), and RSL COM FRANCE S.A., a French corporation ("RSL") (collectively, the "Parties").

      WHEREAS, pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof, by and between Sprint
Telecommunications France Inc. {"Seller") and RSL, RSL has purchased from Seller, and Seller has sold to RSL, certain assets related to the international direct distance dialing business of Seller in France (the "IDDD Business");

      WHEREAS, in connection with the purchase and sale of said assets of the IDDD Business, Seller and certain of its affiliates, including Sprint LP, have agreed to provide to RSL certain transitional services pursuant to transition services agreements (the "Transition Services Agreements"), including this Agreement;

      WHEREAS, in accordance with the foregoing, Sprint LP has agreed to terminate long distance voice telephone traffic which originates from the IDDD Business through the Sprint network or the network of Global One Communications, a joint venture formed by Sprint Corporation, Deutsche Telekom and France Telecom (the various entities that comprise such joint venture and are controlled directly or indirectly by Sprint Corporation, Deutsche Telekom and France Telecom shall collectively be referred to herein as "Global One Communications") and to provide RSL with the right to use a trademark of Sprint Corporation under certain limited circumstances; and

      WHEREAS, Sprint LP is an affiliate of Sprint Corporation, the sole shareholder of Seller;

      NOW, THEREFORE, in consideration of the mutual covenants herein expressed and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

      Section 1.1 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

      "Taxes" shall mean all federal, state, local or foreign income, capital gains, profits, gross receipts, payroll, capital stock, franchise, employment, withholding, social security, unemployment, disability, real property, personal property, stamp, excise, occupation, sales, use, transfer, mining, value-added, investment credit recapture alternative or add-on minimum, environmental, estimated or other taxes, duties or assessments of any kind, including any interest, penalty and additions imposed with respect to such amounts levied by any foreign, federal, state or local taxing authority.

      Additional Definitions:

      Defined Term                                     Defined In
      ------------                                     ----------
      "Agreement"                                      Recitals
      "Confidential Information"                       Section 5.1
      "Credited Amount"                                Section 8.5
      "IDDD Business"                                  Recitals
      "Purchase Agreement"                             Recitals
      "RSL"                                            Recitals
      "Services"                                       Section 2.1
      "Services Supplement"                            Section 2.2
      "Sprint LP"                                      Recitals
      "Sprint Party"                                   Section 6.2

      Section 1.2 Interpretation. The definitions in Sections 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of and Exhibits to this Agreement unless the context shall otherwise require, and all references herein to "this Agreement" shall refer to this Agreement and the Exhibits hereto. The headings of the Articles and Sections are included for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision). Any reference in this Agreement to a "day" or a number of "days" (without the explicit qualification of "business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice shall be deferred until, or may be taken or given, on the next business day.


                                        2

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                                   ARTICLE II

                                    SERVICES

      Section 2.1 Services. During the term of this Agreement, Sprint LP shall terminate or provide for the termination of long distance voice telephone traffic which originates from the IDDD Business through the Sprint network or the network of Global One Communications in the countries listed on Exhibit A hereto (the "Services") in accordance with and subject to the terms and conditions of this Agreement. Sprint LP shall not be obligated to transit or hub any traffic through the switch that services the IDDD Business other than traffic originated in France.

      Section 2.2 Services Supplement. Sprint LP and RSL may enter into a services supplement (the "Services Supplement") with respect to the Services to be provided by Sprint LP hereunder. Any such Services Supplement may further define and describe the Services to be provided by Sprint LP hereunder, the performance or quality standards in accordance with which Sprint LP shall provide such Services, the compensation that Sprint LP shall receive in accordance with Section 4.1 for providing such Services, the expiration dates for providing such Services and any additional information with respect to such Services as the Parties may agree. Unless otherwise stated in a related Services Supplement, the rates charged by Sprint LP for the Services shall remain fixed during the term of this Agreement.

      Section 2.3 Employees. Sprint LP shall have complete operational, management, administrative, legal and financial responsibility for the Sprint LP personnel used to provide the Services hereunder.

      Section 2.4 Access. During the term hereof, Sprint LP shall have, at no cost to Sprint LP, such access to and use of the space and related facilities and equipment at the IDDD Business as shall be reasonably necessary for Sprint LP to provide the Services to RSL hereunder.

                                   ARTICLE III

                                SPRINT TRADEMARK

      Section 3.1 Use of Sprint Trademark. In order to assist in the orderly transition of control of the IDDD Business from Seller to RSL and in the collection by RSL of accounts receivable in existence on the date hereof as well as the accounts receivable created after the date hereof with respect to the conduct of the IDDD Business by Seller prior to the date hereof, which shall be collected by RSL for Seller under the terms of the Purchase Agreement, Sprint LP hereby grants RSL the limited right to use the Sprint trademark on invoices sent to existing customers of the IDDD Business under their existing contracts until December 31, 1996, provided that if RSL prepares invoices using a billing system other than the one used by Seller as of the date hereof, Sprint LP shall have the right to approve the use of the Sprint trademark in connection with the new billing system, such approval not to be unreasonably withheld. All such invoices shall be identical in all material respects to either the existing form of invoice or the form of invoice attached hereto as Exhibit B, except for such variances as may be required by French law. Such form of invoice shall be amended to provide that payments by customers shall be made to a bank account of RSL by no later than June 30, l996. Sprint LP also hereby grants RSL the limited right to use the Sprint trademark in a letter to such existing customers to be sent after the date hereof. Sprint LP shall have the right to approve the form of such letter; provided that (i) Sprint LP shall not unreasonably withhold such approval and (ii) Sprint LP shall be deemed to have given its approval in the event that Sprint LP does not respond to RSL within three (3) business days of the submission by RSL of the form of such letter to Sprint LP. RSL shall, in addition to complying with the terms and conditions set forth herein, adhere to Sprint LP's policies and procedures relating to the use and duplication of the Sprint trademark, as may be reasonably promulgated from time to time by Sprint LP. In addition, so long as RSL is using the Sprint trademark as contemplated hereby, RSL shall notify Sprint LP within three (3) business days of any complaints actually known by it to have been made by any of the existing customers of the IDDD Business under their existing contracts. If, in Sprint LP's reasonable determination, Sprint LP believes that such complaints may impair or otherwise put at risk the goodwill associated with the Sprint trademark as to the complaining customer or as to the customers of the IDDD Business generally, Sprint LP shall have the right to demand that RSL immediately terminate its use of the Sprint trademark as to such complaining customer or all of the customers of the IDDD Business, as the case may be. RSL shall not take any action which could reasonably be expected to compromise the Sprint trademark. The Sprint trademark is proprietary and nothing herein constitutes a general license authorizing its use. RSL may not: (a) promote or advertise Sprint's name or capabilities to customers of the IDDD Business or prospective customers of the IDDD Business; (b) attempt to sell its service using Sprint's name; or (c) represent to customers of the IDDD Business or prospective customers of the IDDD Business that they would be Sprint customers or that they may obtain Sprint service from RSL, except as expressly provided herein or in other authorized agreements. RSL shall not use, and shall return to Sprint LP promptly after the date hereof, materials relating to the IDDD Business which bear the Sprint trademark, including any unused stationery, other than the invoices and cover letters specifically approved for RSL's use in this Section 3.1.

                                   ARTICLE IV

                                    PAYMENTS

      Section 4.1 Components of Sprint LP's Charges. Sprint LP's charges to RSL for the provision of the Services hereunder shall consist of the following components: (i) Service Charges, (ii) Taxes, and (iii) other amounts expressly payable to Sprint LP pursuant to this Agreement.


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

      Section 4.2 Service Charges. RSL shall pay to Sprint LP, for each calendar month during the term of this Agreement, the aggregate amount of all charges for the Services provided by Sprint LP to RSL pursuant to Section 2.1 during each such month (the "Service Charges"). The Service Charges shall be calculated in accordance with the schedule of rates shown on Exhibit A hereto. Such rates include costs of all international half circuits used by Sprint LP to perform the Services contemplated by Section 2.1.

      Section 4.3 Reimbursable Expenses. RSL shall reimburse Sprint LP for the reasonable out-of-pocket expenses which are incurred by Sprint LP on behalf of RSL in connection with the provision of the Services hereunder (other than costs which are included within the Service Charges) which are approved in advance by RSL, upon the presentation of reasonably satisfactory documentation evidencing such costs and Sprint LP's payment thereof.

      Section 4.4 Taxes. There shall be added to any charges under this Agreement, and RSL shall pay to Sprint LP, amounts equal to any Taxes, however designated or levied, based upon such charges, the Services or this Agreement, and any amounts in lieu thereof paid or payable by Sprint LP in respect of the foregoing, which Sprint LP and its affiliates or Global One Communications customarily charge customers in connection with the provision of the type of services contemplated by Section 2.1, and shall not include any income taxes payable by Sprint LP and other Taxes for which RSL would not be liable if such Taxes were not paid or withheld by Sprint LP. The Parties shall cooperate with each other in minimizing any applicable Taxes and, in connection therewith, shall provide the other Party with any information reasonably requested by such Party in connection with any such Taxes.

      Section 4.5 Proration. All periodic charges hereunder shall be computed on a calendar month basis and shall be prorated for any partial month.

      Section 4.6 Payments Due; Late Payment Charges. Unless otherwise stated in the Services Supplement, amounts due hereunder shall be paid within thirty (30) days of receipt of the invoice therefor. Unless otherwise stated in the Services Supplement, any undisputed amount due hereunder not paid within thirty (30) days of receipt of the invoice therefor shall accrue interest from the date such amount was due at the rate of ten percent (10%) per annum, compounded daily.

      Section 4.7 Disputed Payments. If a dispute arises with respect to any amount due hereunder, RSL shall pay when due the undisputed portion of such amount, if any, and, if the dispute is resolved in Sprint LP's favor, promptly pay the disputed portion (or applicable part thereof) when the dispute is resolved without the applicable late payment charge, if such dispute arises in good faith.

      Section 4.8 Currency. All payments hereunder shall be made in U.S.
Dollars.


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

         Section 4.9 Invoices. Sprint LP shall provide RSL written invoices covering all charges payable by RSL hereunder, which invoices shall describe in reasonable detail the Services provided during the periods covered by such invoices and the Taxes payable with respect thereto.

                                    ARTICLE V

                                 CONFIDENTIALITY

      Section 5.1 Confidentiality. Except as otherwise provided herein, Sprint LP and RSL each agree that all information communicated to it by the other, whether before or after the date hereof in connection with the Services to be provided hereunder to the IDDD Business (the "Confidential Information"), shall be and was received in strict confidence and shall be used only for purposes of this Agreement, and that no such Confidential Information, including without limitation, the provisions of this Agreement, shall be disclosed by the recipient Party, its agents, contractors or employees without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the recipient Party and except for such disclosures by Sprint LP to Global One Communications or other carriers as may be necessary in order for Sprint LP to perform its obligations hereunder. Either Party may disclose Confidential Information to its agents, contractors, financing sources, investors or employees who have a need to know such information, but in such circumstances the disclosing Party shall be completely liable for the acts of its agents, contractors, financing sources, investors and employees and, prior to giving any such agent, contractor, financing source, investor or employee access to Confidential Information, the recipient Party shall advise such agent, contractor, financing source, investor or employee of its obligation to preserve the confidentiality of the Confidential Information. Notwithstanding the foregoing, the restrictions and obligations of this Section
5.1 shall not apply to any information which the recipient Party can establish to have (i) become publicly available without breach of this Agreement, (ii) been independently developed by the recipient Party outside the scope of this Agreement without reference to Confidential Information received hereunder, or
(iii) been rightfully obtained by the recipient Party from third parties which are not obligated to protect its confidentiality. The provisions of this Section
5.1 shall survive the expiration or termination of this Agreement for any reason.


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

                                   ARTICLE VI

                              TERM AND TERMINATION

      Section 6.1 Term of Agreement. This Agreement shall commence on the date hereof and terminate (i) on December 31, 1996, (ii) upon a termination of this Agreement pursuant to Section 6.2, 6.3 or 9.12, or (iii) upon the written agreement of the Parties.

      Section 6.2 Termination for Cause. In the event that (i) either Party hereto materially breaches any of its duties or obligations hereunder or (ii) a party to the Purchase Agreement, any Purchaser Ancillary Document or Seller Ancillary Document (as each such term is defined in the Purchase Agreement) or any Transition Services Agreement or other instrument or agreement entered into in connection with the transactions contemplated by the Purchase Agreement, as applicable, materially breaches any of its duties or obligations under the Purchase Agreement or any such Purchaser Ancillary Document or Seller Ancillary Document, which breach shall not be substantially cured within ten (10) days after written notice is given to the breaching party specifying the breach, then
(a) Sprint LP, in the event that RSL is the breaching party or (b) RSL, in the event that Seller, Sprint International France S.A., Sprint LP or Global One Communications (each, a "Sprint Party") is the breaching party, may, by giving written notice thereof to the other, terminate this Agreement as of a date specified in such notice of termination, which date shall be no earlier than ten
(10) days after the date of such notice.

      Section 6.3 Termination for Bankruptcy. In the event that RSL or a Sprint Party (a) is unable to pay its debts generally as they become due or is declared bankrupt or insolvent,(b) is the subject of any proceedings relating to its liquidation or insolvency or for the appointment of a receiver or similar officer for it which results in the entry of an order for relief or such adjudication or appointment is not dismissed, discharged or bonded within a reasonable period of time thereafter, (c) makes an assignment for the benefit of all or substantially all of its creditors, or (d) enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then (i) Sprint LP, in the case of any such event affecting RSL, and (ii) RSL, in the case of any such event affecting a Sprint Party, may, by giving written notice thereof to the other, terminate this Agreement as of a date specified in the notice of termination, which date shall be no earlier than ten (10) days after the date of such notice.

      Section 6.4 Effect of Termination. Except as otherwise provided herein, in the event of termination of this Agreement, all rights and obligations of the Parties hereunder shall terminate as of the effective date of such termination, except that (i) such termination shall not constitute a waiver of any rights that a Party may have by reason of a breach of this Agreement and (ii) the provisions of Section 3.1 and this Section 6.4 and of Articles V and VIII shall continue in full force and effect. Notwithstanding the foregoing, if RSL has the right under Section 6.2 hereof to terminate this Agreement, RSL may, in lieu of terminating the entire agreement, terminate the provisions of Articles II or III, in which case the provisions so


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terminated shall have no further force or effect and this Agreement will remain in effect as to all other provisions.

                                   ARTICLE VII

                                LIMITED WARRANTY

      Section 7.1 DISCLAIMER OF GENERAL WARRANTY. EXCEPT AS SET FORTH IN SECTION
7.2 OR ANY SERVICES SUPPLEMENT, SPRINT LP MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE SERVICES PROVIDED HEREUNDER, INCLUDING ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR OTHERWISE.

      Section 7.2. Limited Warranty. Sprint LP represents and warrants that (i) it has the power, right and authority to provide or cause Global One Communications to provide the Services and that Sprint LP or its affiliates or Global One Communications are in the business of providing services in the nature of the Services, (ii) each Service provided to RSL hereunder shall be of at least the same quality as the same service that Sprint LP provides to its best customers within one hundred and eighty (180) days prior to the provision of the Service in question, (iii) it has the power, right and authority to permit RSL to use the Sprint trademark as contemplated under this Agreement and
(iv) this Agreement is a valid and binding agreement of Sprint LP, enforceable against it in accordance with its terms.

                                  ARTICLE VIII

                                 INDEMNIFICATION

      Section 8.1. Indemnification Obligations of Sprint LP. From and after the date hereof, Sprint LP shall indemnify and hold harmless RSL and its subsidiaries and affiliates, each of their respective officers, directors, employees, agents and representatives and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "RSL Indemnified Parties") from, against and in respect of any and all claims, liabilities, obligations, losses, costs, expenses, penalties, fines and other judgments (at equity or at law) and damages whenever arising or incurred (including, without limitation, amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

      (a) Any breach of any representation, warranty, covenant, agreement or undertaking made by Sprint LP in this Agreement or in the performance of its obligations hereunder; or


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      (b) Any fraud, willful misconduct, bad faith or any intentional breach of any representation, warranty, covenant, agreement or undertaking made by Sprint LP in this Agreement or in the performance of its obligations hereunder.

The claims, liabilities, obligations, losses, costs, expenses, penalties, fines and damages of the RSL Indemnified Parties described in this Section 8.1 as to which the RSL Indemnified Parties are entitled to indemnification are hereinafter collectively referred to as "RSL Losses."

      Section 8.2. Indemnification Obligations of RSL. From and after the date hereof, RSL shall indemnify and hold harmless Sprint LP and its subsidiaries and affiliates, each of their respective officers, directors, employees, agents and representatives and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "Sprint LP Indemnified Parties") from, against and in respect of any and all claims, liabilities, obligations, losses, costs, expenses, penalties, fines and other judgments (at equity or at law) and damages whenever arising or incurred (including, without limitation, amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

      (a) Any breach of any covenant, agreement or undertaking made by RSL in this Agreement or in the performance of its obligations hereunder; or

      (b) Any fraud, willful misconduct, bad faith or any intentional breach of any representation, warranty, covenant, agreement or undertaking made by RSL in this Agreement or in the performance of its obligations hereunder.

The claims, liabilities obligations, losses, costs, expenses, penalties, fines and damages of the Sprint LP Indemnified Parties described in this Section 8.2 as to which the Sprint LP Indemnified Parties are entitled to indemnification are hereinafter collectively referred to as "Sprint LP Losses."

      Section 8.3. Indemnification Procedure.

      (a) Promptly after receipt by an RSL Indemnified Party or a Sprint LP Indemnified Party (hereinafter collectively referred to as an "Indemnified Party") of notice by a third party of any complaint or the commencement of any action or proceeding with respect to which indemnification is being or may be sought hereunder, such Indemnified Party shall notify RSL or Sprint LP, whichever is the appropriate indemnifying Party hereunder (the "Indemnifying Party"), of such complaint or of the commencement of such action or proceeding; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from liability for such claim arising otherwise than under this Agreement and such failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability which the Indemnifying Party may have hereunder with respect to such claim if, but only if, and only to the extent that, such failure to notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with


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

respect to such claim. The Indemnifying Party shall have the right, upon written notice to the Indemnified Party, to assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the reasonable fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to the Indemnified Party,in either case in a timely manner, then such Indemnified Party may employ counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such counsel as incurred; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding with respect to which indemnification is being sought hereunder, the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such litigation and to retain its own counsel at such Party's own expense. The Indemnifying Party or the Indemnified Party, as the case may be, shall at all times use reasonable efforts to keep the Indemnifying Party or the Indemnified Party, as the case may be, reasonably apprised of the status of the defense of any action the defense of which they are maintaining and to cooperate in good faith with each other with respect to the defense of any such action.

      (b) No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless such settlement, compromise or consent includes an unconditional release of the Indemnifying Party from all liability arising out of such claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless such settlement, compromise or consent includes an unconditional release of the Indemnified Party from all liability arising out of such claim and does not contain any equitable order, judgment or term which in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party's respective affiliates.

      (c) In the event an Indemnified Party shall claim a right to payment pursuant to this Agreement, such Indemnified Party shall send written notice of such claim to the appropriate Indemnifying Party. Such notice shall specify the basis for such claim. As promptly as possible after the Indemnified Party has given such notice, such Indemnified Party and the appropriate Indemnifying Party shall establish the merits and amount of such claim (by mutual agreement, litigation, arbitration or otherwise) and, within five business days of the final determination of the merits and amount of such claim, the Indemnifying Party shall deliver to the Indemnified Party immediately available funds in an amount equal to such claim as determined hereunder.

      Section 8.4. Claims Period. Except as provided in this Section 8.4, no claim for indemnification under this Agreement may be asserted by an Indemnified Party after the expiration of the appropriate claims period (the "Claims Period") which shall commence on the date hereof and shall terminate two (2) years after the date hereof. No Indemnified Party shall be entitled to make any claim for indemnification hereunder after the appropriate Claims Period; provided, however, that if prior to the close of business on the last day of the Claims Period, an Indemnifying Party shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, the basis of such claim shall continue to survive with respect to such claim and shall remain a basis for indemnity hereunder with respect to such claim until such claim is finally resolved or disposed of in accordance with the terms hereof.

      Section 8.5. Maximum Liability. Notwithstanding anything in this Agreement to the contrary, the maximum aggregate liability of Sprint LP for RSL Losses and of RSL for Sprint LP Losses shall not exceed the following amounts (as applicable):

      (a) in the case of a claim made pursuant to Section 8.1 or 8.2 hereof in respect of a breach by either Party of its obligations under Section 3.1. an amount equal to [*];

      (b) in the case of a claim made pursuant to Section 8.2(a) in respect of a breach by Sprint LP of its obligations under Section 2.1, (i) an amount equal to [*] if such breach occurs during the period commencing on the date hereof and ending 120 days after the date hereof and (ii) an amount equal to the "Credited Amount" (as hereinafter defined) payable as provided in this
Section 8.5 if such breach occurs after 120 days after the date hereof;

      (c) in the case of a claim made pursuant to Section 8.1(b) in respect of a breach by Sprint LP of its obligations under Section 2.1, an amount equal to [*]; and

      (d) in the case of a claim for indemnification pursuant to Section 8.1 or
8.2 in respect of a breach by Sprint LP or RSL of any obligation hereunder which is not described in clause (a), (b) or (c) above, an amount equal [*]

      For purposes of this Agreement, the "Credited Amount" shall be equal to the aggregate Service Charges which were paid or payable by RSL to Sprint LP in respect of the Services hereunder during the period during which Sprint LP failed to provide the Services as required hereunder, which amount shall be credited by Sprint LP against future Service Charges payable by RSL to Sprint LP hereunder commencing with the invoice for the billing period following such breach and continuing until the Credited Amount has been credited by Sprint LP in full against the Service Charges or reimbursed to RSL in accordance with customary practice.

      Section 8.6. Jurisdiction and Forum.

      (a) By the execution and delivery of this Agreement, each Party irrevocably designates and appoints each of the parties set forth under its name below as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any state or federal court in New York, New York.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


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

                       Sprint LP:

                       Sprint Communications Company L.P.
                       c/o Sprint Corporation
                       2330 Shawnee Mission
                       Parkway, East Wing
                       Westwood, Kansas 66205
                       U.S.A.
                       Attn.: J. Richard Devlin, Esq.

                       RSL:

                       RSL Com France S.A.
                       c/o RSL Communications, Inc.
                       767 Fifth Avenue
                       43rd Floor
                       New York, NY 10153
                       Attn.: Itzhak Fisher

In addition, each Party agrees that service of process upon the above-designated individuals shall be deemed in every respect effective service of process upon such Party in any such suit or proceeding. Each Party further agrees to take any and all action reasonably requested by a Party, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the above-designated individuals in full force and effect so long as this Agreement shall be in effect. The foregoing shall not limit the rights of any Party to serve process in any other matter permitted by law.

      (b) To the extent that any Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each Party hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement.

      (c) The Parties hereto hereby agree that the appropriate forum and venue for any disputes between any of the Parties hereto arising out of this Agreement shall be any state or federal court in New York, New York and each of the Parties hereto hereby submits to the personal jurisdiction of any such court. The foregoing shall not limit the rights of any Party to obtain execution of judgment in any other jurisdiction. The Parties further agree, to the extent permitted by law, that a final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.

                                   ARTICLE IX

                                  MISCELLANEOUS

      Section 9.1 Notices. All notices, requests, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be given in the manner provided in the Purchase Agreement and to the addresses provided in Exhibit C hereto.

      Section 9.2 Assignment; Subcontracting. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party hereto without the prior written consent of the other Party; provided that Sprint LP may subcontract or assign to any affiliate and, with respect to the provision of the Services only, to any third party its obligations and rights hereunder provided in each case that Sprint LP shall remain responsible for assuring that the subcontractor's or assignee's performance conforms to the requirements hereof.

      Section 9.3 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be deemed restated to reflect the original intention of the Parties as nearly as possible in accordance with applicable law, and, if capable of substantial performance, the remaining provisions of this Agreement shall be enforced as if this Agreement was entered into without the invalid provision.

      Section 9.4 Attorneys' Fees. In the event attorneys' fees or other out-of-pocket costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing Party shall be entitled to recover reasonable attorneys' fees and out-of-pocket costs incurred therein;

      Section 9.5 Counterparts. This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

      Section 9.6 Relationship of Parties. Sprint LP, in furnishing the Services to RSL hereunder, is acting only as an independent contractor. Nothing set forth in this Agreement shall be construed to create the relationship of principal and agent between Sprint LP and RSL. Sprint LP shall have no authority, express or implied, to enter into contracts on behalf of RSL. Neither Party shall act or attempt to act to represent itself, directly or by implication, as an agent of the other Party or in any manner assume or create, or attempt to assume or create, an obligation of or in the name of, the other Party.

      Section 9.7 Approvals and Similar Actions. Where agreement, approval, acceptance, consent or similar action by either Party hereto is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

         Section 9.8 Modification; Waiver. This Agreement may be modified only by a written instrument duly executed by or on behalf of each Party hereto. No delay or omission by either Party hereto to exercise any right or power hereunder shall impair such right or power or be construed to be a waiver thereof. A waiver by either of the Parties hereto of any of the obligations to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other obligation herein contained.

      Section 9.9 Remedies. Each Party agrees that the remedies provided in Articles VI and VIII shall constitute the sole and exclusive remedies of a Party against another Party for monetary damages arising from any breach of any covenant, agreement or undertaking of such other Party in this Agreement. Nothing in this Section 9.9 shall prevent a Party hereto from seeking and obtaining equitable relief, including, but not limited to, injunctive relief and specific performance in respect of any such breach.

      Section 9.10 No Third Party Beneficiaries. The Parties agree that this Agreement is for the sole benefit of the Parties hereto and is not intended to confer any rights or benefits on any third party, including any employee of either Party hereto, and that there are no third party beneficiaries to this Agreement or any part or specific provision of this Agreement.

      Section 9.11 Governing Law; Integration; Amendment.

            (a) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to New York's choice of law rules. This Agreement supersedes all negotiations, agreements and understandings among the Parties or any of their affiliates and constitutes the entire agreement among the Parties hereto with respect to the subject matter hereof; provided, however, that nothing herein shall affect any other written agreements or understandings entered into by the Parties or any of their affiliates contemporaneously with the execution and delivery of this Agreement, all of which shall remain in full force and effect.

            (b) This Agreement may be amended by the Parties hereto at any time. Without limiting the foregoing, this Agreement may not be amended, modified or supplemented except by written agreement executed by each of the Parties hereto.

      Section 9.12 Force Majeure. If either Party to this Agreement shall be prevented, hindered or delayed in the performance or observance of any of its obligations hereunder by reason of any circumstances beyond its reasonable control, and such delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the Party through the use of alternate sources, work-around plans, or other means (a "Force Majeure"), then such Party shall be excused from any other further performance or observance of the obligations so affected for so long as such circumstances prevail and such Party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance shall immediately notify the other and shall describe at a reasonable level of detail the circumstances causing such delay. Notwithstanding the foregoing, should a Party be unable to perform any of its obligations hereunder for a period of more than seven consecutive days by reason of a Force Majeure, the other party, at its option, shall have the right to terminate this Agreement in whole or solely with respect to the section hereof under which the non-performing Party has been unable to perform its obligations, in which case the provision so terminated shall have no further force or effect and this Agreement shall remain in effect as to all other provisions.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers.

                                    SPRINT COMMUNICATIONS COMPANY L.P.

                                    By: US TELECOM, INC.,
                                        as General Partner


                                        By: /s/ Don A. Jensen
                                            -----------------------------------
                                            Don A Jensen, Vice President-Law



                                        By: /s/ Dennis Piper
                                            -----------------------------------
                                            Dennis Piper, Attorney-in-Fact


                                    RSL COM FRANCE S.A.



                                        By: /s/ Richard Williams
                                            -----------------------------------
                                            Richard Williams, President



                                        By: /s/ Itzhak Fisher
                                            -----------------------------------
                                            Itzhak Fisher, Attorney-in-Fact

                                    EXHIBIT A

                       DESCRIPTION OF COUNTRIES AND RATES

See the attached list of rates by country.

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Afghanistan                                       N/A
--------------------------------------------------------------------------------
Alaska                                            [*]
--------------------------------------------------------------------------------
Albania                                           [*]
--------------------------------------------------------------------------------
Algeria                                           [*]
--------------------------------------------------------------------------------
Andorra                                           [*]
--------------------------------------------------------------------------------
Angola                                            [*]
--------------------------------------------------------------------------------
Anguilla                                          [*]
--------------------------------------------------------------------------------
Antarctic Territories                             N/A
--------------------------------------------------------------------------------
Antigua                                           [*]
--------------------------------------------------------------------------------
Antilles (Netherlands)                            [*]
--------------------------------------------------------------------------------
Argentina                                         [*]
--------------------------------------------------------------------------------
Armenia                                           [*]
--------------------------------------------------------------------------------
Aruba                                             [*]
--------------------------------------------------------------------------------
Ascension Island                                  [*]
--------------------------------------------------------------------------------
Astelit                                           N/A
--------------------------------------------------------------------------------
Australia                                         [*]
--------------------------------------------------------------------------------
Austria                                           [*]
--------------------------------------------------------------------------------
Azerbaijan                                        [*]
--------------------------------------------------------------------------------
Azores                                            [*]
--------------------------------------------------------------------------------
Bahamas                                           [*]
--------------------------------------------------------------------------------
Bahrain                                           [*]
--------------------------------------------------------------------------------
Balearics                                         N/A
--------------------------------------------------------------------------------
Bangladesh                                        [*]
--------------------------------------------------------------------------------
Barbados                                          [*]
--------------------------------------------------------------------------------
BCLM                                              N/A
--------------------------------------------------------------------------------
Belarus                                           [*]
--------------------------------------------------------------------------------
Belgium                                           [*]
--------------------------------------------------------------------------------
Belize                                            [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 1

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Benin                                             [*]
--------------------------------------------------------------------------------
Bermuda                                           [*]
--------------------------------------------------------------------------------
Bhutan                                            [*]
--------------------------------------------------------------------------------
Bolivia                                           [*]
--------------------------------------------------------------------------------
Bosnia-Herzegovina                                [*]
--------------------------------------------------------------------------------
Botswana                                          [*]
--------------------------------------------------------------------------------
Brazil                                            [*]
--------------------------------------------------------------------------------
British Virgin Islands                            [*]
--------------------------------------------------------------------------------
Brunei Darussalam                                 [*]
--------------------------------------------------------------------------------
Bulgaria                                          [*]
--------------------------------------------------------------------------------
Burkina Faso                                      [*]
--------------------------------------------------------------------------------
Burundi                                           [*]
--------------------------------------------------------------------------------
Cambodia                                          [*]
--------------------------------------------------------------------------------
Cameroon                                          [*]
--------------------------------------------------------------------------------
Canada                                            [*]
--------------------------------------------------------------------------------
Canary Islands                                    [*]
--------------------------------------------------------------------------------
Cape Verde Islands                                [*]
--------------------------------------------------------------------------------
Caribbean                                         N/A
--------------------------------------------------------------------------------
Cayman Islands                                    [*]
--------------------------------------------------------------------------------
Central African Republic                          [*]
--------------------------------------------------------------------------------
Chad                                              [*]
--------------------------------------------------------------------------------
Chatham Islands                                   [*]
--------------------------------------------------------------------------------
Chile                                             [*]
--------------------------------------------------------------------------------
China                                             [*]
--------------------------------------------------------------------------------
Christmas Island (I.O.)                           [*]
--------------------------------------------------------------------------------
Cocos Island                                      [*]
--------------------------------------------------------------------------------
Colombia                                          [*]
--------------------------------------------------------------------------------
Combellga                                         N/A
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 2

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cominica                                          [*]
--------------------------------------------------------------------------------
Comoro Islands/ Mayotte                           [*]
--------------------------------------------------------------------------------
Comstar                                           N/A
--------------------------------------------------------------------------------
Congo                                             [*]
--------------------------------------------------------------------------------
Cook Island                                       [*]
--------------------------------------------------------------------------------
Costa Rica                                        [*]
--------------------------------------------------------------------------------
Croatia Republic                                  [*]
--------------------------------------------------------------------------------
Cuba                                              [*]
--------------------------------------------------------------------------------
Cyprus                                            [*]
--------------------------------------------------------------------------------
Czech. Republic                                   [*]
--------------------------------------------------------------------------------
Denmark                                           [*]
--------------------------------------------------------------------------------
Diego Garcia                                      [*]
--------------------------------------------------------------------------------
Djibouti                                          [*]
--------------------------------------------------------------------------------
Dominican Republic                                [*]
--------------------------------------------------------------------------------
Ecudor                                            [*]
--------------------------------------------------------------------------------
Egypt                                             [*]
--------------------------------------------------------------------------------
El Salvador                                       [*]
--------------------------------------------------------------------------------
Equatorial Guinea                                 [*]
--------------------------------------------------------------------------------
Eritrea                                           [*]
--------------------------------------------------------------------------------
Estonia                                           [*]
--------------------------------------------------------------------------------
Ethioppia                                         [*]
--------------------------------------------------------------------------------
Falkland Islands                                  [*]
--------------------------------------------------------------------------------
Faroes (via Denmark)                              [*]
--------------------------------------------------------------------------------
Fiji                                              [*]
--------------------------------------------------------------------------------
Finland                                           [*]
--------------------------------------------------------------------------------
France/Germany                                    [*]
--------------------------------------------------------------------------------
French Antilles                                   [*]
--------------------------------------------------------------------------------
French Guiana                                     [*]
--------------------------------------------------------------------------------


Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 3

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
French Polynesia                                  [*]
--------------------------------------------------------------------------------
Gabon                                             [*]
--------------------------------------------------------------------------------
Gambia                                            [*]
--------------------------------------------------------------------------------
Georgia                                           [*]
--------------------------------------------------------------------------------
Ghana                                             [*]
--------------------------------------------------------------------------------
Gibraltar                                         [*]
--------------------------------------------------------------------------------
Greece                                            [*]
--------------------------------------------------------------------------------
Greenland                                         [*]
--------------------------------------------------------------------------------
Greneda (Carracou)                                [*]
--------------------------------------------------------------------------------
Guadeloupe                                        [*]
--------------------------------------------------------------------------------
Guam                                              [*]
--------------------------------------------------------------------------------
Guantanamo                                        [*]
--------------------------------------------------------------------------------
Guatemala                                         [*]
--------------------------------------------------------------------------------
Guinea                                            [*]
--------------------------------------------------------------------------------
Guinea Bissau                                     [*]
--------------------------------------------------------------------------------
Guyana                                            [*]
--------------------------------------------------------------------------------
Haiti                                             [*]
--------------------------------------------------------------------------------
Hawaii                                            [*]
--------------------------------------------------------------------------------
Hondoras                                          [*]
--------------------------------------------------------------------------------
Hong Kong                                         [*]
--------------------------------------------------------------------------------
Hungary                                           [*]
--------------------------------------------------------------------------------
Iceland                                           [*]
--------------------------------------------------------------------------------
India                                             [*]
--------------------------------------------------------------------------------
Indonesia                                         [*]
--------------------------------------------------------------------------------
Iran                                              [*]
--------------------------------------------------------------------------------
Iraq                                              [*]
--------------------------------------------------------------------------------
Ireland                                           [*]
--------------------------------------------------------------------------------
Israel                                            [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 4

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Italy                                             [*]
--------------------------------------------------------------------------------
Ivory Coast                                       [*]
--------------------------------------------------------------------------------
Jamica                                            [*]
--------------------------------------------------------------------------------
Japan                                             [*]
--------------------------------------------------------------------------------
Jordan                                            [*]
--------------------------------------------------------------------------------
Kampuchea                                         [*]
--------------------------------------------------------------------------------
Kazakhstan                                        [*]
--------------------------------------------------------------------------------
Kenya                                             [*]
--------------------------------------------------------------------------------
Kirghizia                                         N/A
--------------------------------------------------------------------------------
Kiribati                                          [*]
--------------------------------------------------------------------------------
Kuwait                                            [*]
--------------------------------------------------------------------------------
Kyrgyzstan                                        [*]
--------------------------------------------------------------------------------
Laos                                              [*]
--------------------------------------------------------------------------------
Latvia                                            [*]
--------------------------------------------------------------------------------
Lebanon                                           [*]
--------------------------------------------------------------------------------
Lechtenstein                                      [*]
--------------------------------------------------------------------------------
Lesotho                                           [*]
--------------------------------------------------------------------------------
Liberia                                           [*]
--------------------------------------------------------------------------------
Libya                                             [*]
--------------------------------------------------------------------------------
Lithuania                                         [*]
--------------------------------------------------------------------------------
Luxembourg                                        [*]
--------------------------------------------------------------------------------
Macao                                             [*]
--------------------------------------------------------------------------------
Macedonia                                         [*]
--------------------------------------------------------------------------------
Madagascar                                        [*]
--------------------------------------------------------------------------------
Madeira                                           [*]
--------------------------------------------------------------------------------
Malawi                                            [*]
--------------------------------------------------------------------------------
Malaysia                                          [*]
--------------------------------------------------------------------------------
Maldive Islands                                   [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 5

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mali                                              [*]
--------------------------------------------------------------------------------
Malta                                             [*]
--------------------------------------------------------------------------------
Marshall Island                                   [*]
--------------------------------------------------------------------------------
Martinique                                        [*]
--------------------------------------------------------------------------------
Mauritania                                        [*]
--------------------------------------------------------------------------------
Mauritius/Rodriguez Island                        [*]
--------------------------------------------------------------------------------
Mayotte Island                                    [*]
--------------------------------------------------------------------------------
Mexico                                            [*]
--------------------------------------------------------------------------------
Micronesia                                        [*]
--------------------------------------------------------------------------------
Midway Islands                                    N/A
--------------------------------------------------------------------------------
Moldavia                                          [*]
--------------------------------------------------------------------------------
Monaco                                            [*]
--------------------------------------------------------------------------------
Mongolia                                          [*]
--------------------------------------------------------------------------------
Monserrat                                         [*]
--------------------------------------------------------------------------------
Morocco                                           [*]
--------------------------------------------------------------------------------
Mozambique                                        [*]
--------------------------------------------------------------------------------
Mustique                                          [*]
--------------------------------------------------------------------------------
Myanmar (Burma)                                   [*]
--------------------------------------------------------------------------------
Nakhodka                                          N/A
--------------------------------------------------------------------------------
Namibia                                           [*]
--------------------------------------------------------------------------------
Nauru                                             [*]
--------------------------------------------------------------------------------
Nepal                                             [*]
--------------------------------------------------------------------------------
Netherlands                                       [*]
--------------------------------------------------------------------------------
Nevis                                             [*]
--------------------------------------------------------------------------------
New Caledonia                                     [*]
--------------------------------------------------------------------------------
New Zealand                                       [*]
--------------------------------------------------------------------------------
Nicaragua                                         [*]
--------------------------------------------------------------------------------
Niger                                             [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 6

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nigeria                                           [*]
--------------------------------------------------------------------------------
Niue Island                                       [*]
--------------------------------------------------------------------------------
Norfold Island                                    [*]
--------------------------------------------------------------------------------
North Korea                                       [*]
--------------------------------------------------------------------------------
North Mariana Island                              [*]
--------------------------------------------------------------------------------
Norway                                            [*]
--------------------------------------------------------------------------------
Oman                                              [*]
--------------------------------------------------------------------------------
Pakistan                                          [*]
--------------------------------------------------------------------------------
Palau                                             [*]
--------------------------------------------------------------------------------
Panama                                            [*]
--------------------------------------------------------------------------------
Papua New Guinea                                  [*]
--------------------------------------------------------------------------------
Paraguay                                          [*]
--------------------------------------------------------------------------------
Peru                                              [*]
--------------------------------------------------------------------------------
Philippines                                       [*]
--------------------------------------------------------------------------------
Picairn Islands                                   N/A
--------------------------------------------------------------------------------
Poland                                            [*]
--------------------------------------------------------------------------------
Portugal                                          [*]
--------------------------------------------------------------------------------
PPalm Island                                      [*]
--------------------------------------------------------------------------------
Puerto Rico                                       [*]
--------------------------------------------------------------------------------
Qatar                                             [*]
--------------------------------------------------------------------------------
Radius                                            N/A
--------------------------------------------------------------------------------
Reunion Island                                    [*]
--------------------------------------------------------------------------------
Rodrigues Islands                                 [*]
--------------------------------------------------------------------------------
Romania                                           [*]
--------------------------------------------------------------------------------
Russia                                            [*]
--------------------------------------------------------------------------------
Rwanda                                            [*]
--------------------------------------------------------------------------------
Saint Helena                                      [*]
--------------------------------------------------------------------------------
Saint Kitts                                       [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 7

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Saint Lucia                                       [*]
--------------------------------------------------------------------------------
Saint Pierre & Miquelon                           [*]
--------------------------------------------------------------------------------
Saint Vincent                                     [*]
--------------------------------------------------------------------------------
Saipan                                            [*]
--------------------------------------------------------------------------------
Sakhalin                                          N/A
--------------------------------------------------------------------------------
Samoa (U.S.)                                      [*]
--------------------------------------------------------------------------------
Samoa (Western)                                   [*]
--------------------------------------------------------------------------------
San Marino                                        [*]
--------------------------------------------------------------------------------
Sao Tome Et Principe                              [*]
--------------------------------------------------------------------------------
Saudi Arabia                                      [*]
--------------------------------------------------------------------------------
Senegal                                           [*]
--------------------------------------------------------------------------------
Serbia                                            [*]
--------------------------------------------------------------------------------
Seychelles                                        [*]
--------------------------------------------------------------------------------
Sierra Leone                                      [*]
--------------------------------------------------------------------------------
Singapore                                         [*]
--------------------------------------------------------------------------------
Slovakia                                          [*]
--------------------------------------------------------------------------------
Slovenia                                          [*]
--------------------------------------------------------------------------------
Slovenia Republic                                 N/A
--------------------------------------------------------------------------------
Soloman Island                                    [*]
--------------------------------------------------------------------------------
Somalia                                           [*]
--------------------------------------------------------------------------------
South Africa                                      [*]
--------------------------------------------------------------------------------
South Korea                                       [*]
--------------------------------------------------------------------------------
Spain                                             [*]
--------------------------------------------------------------------------------
Sri Lanka                                         [*]
--------------------------------------------------------------------------------
Sudan                                             [*]
--------------------------------------------------------------------------------
Surinam                                           [*]
--------------------------------------------------------------------------------
Swaziland                                         [*]
--------------------------------------------------------------------------------
Sweden                                            [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 8

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Switzerland                                       [*]
--------------------------------------------------------------------------------
Syria                                             [*]
--------------------------------------------------------------------------------
Taiwan                                            [*]
--------------------------------------------------------------------------------
Tajikistan                                        [*]
--------------------------------------------------------------------------------
Tanzania                                          [*]
--------------------------------------------------------------------------------
Thailand                                          [*]
--------------------------------------------------------------------------------
Togo                                              [*]
--------------------------------------------------------------------------------
Tokelau                                           N/A
--------------------------------------------------------------------------------
Tonga                                             [*]
--------------------------------------------------------------------------------
Trinidad                                          [*]
--------------------------------------------------------------------------------
Tristan da Cunha                                  [*]
--------------------------------------------------------------------------------
Tunisia                                           [*]
--------------------------------------------------------------------------------
Turkey                                            [*]
--------------------------------------------------------------------------------
Turkmenistan                                      [*]
--------------------------------------------------------------------------------
Turks and Caicos                                  [*]
--------------------------------------------------------------------------------
Tuvalu                                            [*]
--------------------------------------------------------------------------------
Uganda                                            [*]
--------------------------------------------------------------------------------
UK                                                [*]
--------------------------------------------------------------------------------
Ukraine                                           [*]
--------------------------------------------------------------------------------
Union Island                                      [*]
--------------------------------------------------------------------------------
United Arab Emirates                              [*]
--------------------------------------------------------------------------------
Uruguay                                           [*]
--------------------------------------------------------------------------------
USA                                               [*]
--------------------------------------------------------------------------------
Uzbekistan                                        [*]
--------------------------------------------------------------------------------
Vanuatu                                           [*]
--------------------------------------------------------------------------------
Vatican City                                      [*]
--------------------------------------------------------------------------------
Venezuela                                         [*]
--------------------------------------------------------------------------------
Viet Nam                                          [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 9

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Virgin Islands (U.S.)                             [*]
--------------------------------------------------------------------------------
Wake Islands                                      N/A
--------------------------------------------------------------------------------
Wallis Islands                                    [*]
--------------------------------------------------------------------------------
Yemen (Republic of)                               [*]
--------------------------------------------------------------------------------
Yugoslavia                                        [*]
--------------------------------------------------------------------------------
Zaire                                             [*]
--------------------------------------------------------------------------------
Zambia                                            [*]
--------------------------------------------------------------------------------
Zimbabwe                                          [*]
--------------------------------------------------------------------------------


Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 10

                                    EXHIBIT B



See the attached form of invoice.

[LETTERHEAD OF SPRINT]

                     SPRINT TELECOMMUNICATIONS FRANCE INC.
                      [ILLEGIBLE] Avenue Charles de Gaulle
                      [ILLEGIBLE]

                                  [ILLEGIBLE]

[ILLEGIBLE]                                      [ILLEGIBLE]         [ILLEGIBLE]


                                   FACTURE DE
                                  SERVICES DE
                               TELECOMMUNICATIONS

                                  [ILLEGIBLE]

[LOGO] Sprint

                                  [ILLEGIBLE]
[ILLEGIBLE]

                                   EXHIBIT C

                             ADDRESSES FOR NOTICES

TO RSL:

     RSL Com France S.A.
     c/o RSL Communications, Inc.
     767 Fifth Avenue
     43rd Floor
     New York, NY 10153
     Attn.: Itzhak Fisher
     Telecopy No.: (212) 572-3825

with a copy to:

     Rosenman & Colin LLP
     575 Madison Avenue
     New York, NY 10022
     Attn.: Robert L. Kohl, Esq.
     Telecopy No.: (212) 940-8776

To Sprint LP:

     Sprint Communications Company L.P
     c/o Sprint Corporation
     2330 Shawnee Mission Parkway, East Wing
     Westwood, KA 66205
     Attn.: J. Richard Devlin, Esq.
     Telecopy: (913) 624-6000

with a copy to:

     King & Spalding
     191 Peachtree Street
     Suite 4900
     Atlanta, GA 30303
     U.S.A.
     Attn.: John D. Capers, Jr., Esq.
     Telecopy No.: (404) 572-5145
or to such other representative or at such other address of a Party as such Party hereto may furnish to the other Parties in writing.


                                       C-2